                       THE PAKISTAN INVESTMENT FUND, INC.

--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                           James W. Grisham
CHAIRMAN OF THE BOARD                     VICE PRESIDENT
OF DIRECTORS                              Michael F. Klein
Warren J. Olsen                           VICE PRESIDENT
PRESIDENT AND DIRECTOR                    Harold J. Schaaff, Jr.
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
David B. Gill                             SECRETARY
DIRECTOR                                  James R. Rooney
Graham E. Jones                           TREASURER
DIRECTOR                                  Belinda A. Brady
John A. Levin                             ASSISTANT TREASURER
DIRECTOR
William G. Morton, Jr.
DIRECTOR

--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Sidco Avenue Centre
6th Floor
Strachen Road
Karachi, Pakistan

--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

--------------------------------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                       ----------------------------------

                                      THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.

                       ----------------------------------

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the three months ended March 31, 1997, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 18.24% compared to 21.22% for the IFC Global Pakistan Total Return Index (the "Index"). For the one year ended March 31, 1997, the Fund had a total return, based on net asset value per share, of -17.54% compared to -7.89% for the Index. For the period from the Fund's commencement of operations on December 27, 1993 through March 31, 1997, the Fund had a total return, based on net asset value per share, of -59.85% compared with -38.49% for the Index. On March 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $5.25 representing a 6.9% discount to the Fund's net asset value per share.

Over the quarter, as the market's rally was mostly retail driven, small caps in textile (overweight), cement (underweight), banking (overweight) and synthetics (underweight) sectors outperformed. Larger cap issues, where we are overweight (fertilizer, telecommunications, oil and gas), underperformed slightly due to lack of institutional support.

Following its post-election high of 1775, the market weakened in February and March due to uncertainties regarding external debt repayments and the Pakistan stock market entered a narrow trading range of 1500-1600. Investors are waiting to see how the macro economic picture shapes up prior to the June budget and importantly, how the International Monetary Fund (IMF) reacts to the reform initiatives being introduced by the new government.

While short-term concerns regarding foreign exchange reserves, the government's cash crunch, and higher than expected budget and current account deficits will continue, these maladies are the result of past mismanagement and are now being addressed by the new reform minded government of Nawaz Sharif. If the new budget builds on the government's already emphasized supply-side theme and contains credible elements of greater fiscal discipline, investor confidence will be revived significantly. We feel that the IMF will respond positively to the government's policy initiatives. While we rule out a default by Pakistan, there is a likelihood of some form of restructuring of Pakistan's long term debt in fiscal 1997-98. Such an arrangement should remove the uncertainty regarding foreign exchange reserves and attract investors back into the market.

A fundamental change has taken place in Pakistan's body-politic during the February elections. The success of any economic reform program is very much dependent on political strength and the will to push forward with unpopular measures. The coalition of parties led by Nawaz Sharif's PML (N) -- which swept the elections on February 3rd with an overwhelming majority of 80% -- will thus be in a unique position to kickstart economic reform. Despite a low turnout, a decisive power-shift is occurring in Pakistan's politics from the feudal elite to the urban-entrepreneurial class. This evolutionary shift has been long-delayed due to vested interests it is likely to accelerate in the future carrying positive ramifications for the reform process in Pakistan.

With such a huge majority and following annulment of the notorious eighth amendment (a provision allowing the President to dismiss parliament), the Nawaz Sharif government is arguably the strongest elected administration in the post-independence history of the subcontinent. It is this new threshold where Pakistan stands today which makes us believe that reforms finally have a real chance of being successfully implemented. After several years of stagnation, industrial growth is now likely to get a boost with pro-business and investment friendly policies being adopted by the new administration. Furthermore, the large parliamentary majority at the federal as well as provincial levels, and the consensus driven approach adopted by Premier Sharif -- exemplified by the unanimous support given by Parliament to his bill repealing the eighth amendment of the constitution -- means that investors can look ahead to a period of much greater political stability. Current valuations by no means take into consideration the huge potential for successful reforms and the ensuing balanced growth over the coming years.

While some observers have expressed fears that the removal of the controversial eighth amendment makes Pakistan more susceptible to potential martial law if a political crisis occurs in the future, we believe that the army is content to stay out of politics and let the elected government implement economic policies which lead to sustained economic growth. We therefore think that the future political outlook is considerably more stable than at any time since the ending of martial law in the late eighties. In fact, political and economic stability was the missing factor that had continually led investors to discount Pakistani equities, despite strong corporate sector fundamentals. Going forward, this means that the focus of investors will now remain primarily on macro-economic issues.

Since coming to power the new government has moved swiftly to tackle the economic problems confronting the country. It has taken a supply-side oriented route and is focusing on fundamental reforms rather than cosmetic policy changes with tax and tariff cuts leading the way.

Such reforms are indeed laudable. However what is equally, if not more, important is how and with what speed the new government embarks upon institutional reforms which can facilitate meaningful implementation of the overall structural reform program. The following reform initiatives are on the government's agenda:

1.  Reorganization and restructuring of public sector organizations

2.  Speeding up the derailed privatization process

3.  Overhauling of the financial sector

4.  Revamping the tax system

5.  Boosting exports and attracting direct investment

Reforms such as these go to the very core of what has ailed Pakistan over the past ten years and success in their implementation will ease the fiscal and external imbalances which have plagued past reform-minded governments.

Despite the improved reform outlook, the market has remained nervous -- not so much from a lack of trust in the incoming government's reform commitment -- but more due to concerns over existing macro economic issues. To be sure, the government will have its hands full in coping with the multifold challenges of reducing the budget and current account deficits, boosting foreign exchange reserves and jump-starting privatization. While the IMF has acknowledged that the Sharif government will not meet the admittedly unrealistic targets of the past government, it has held out the possibility of longer term funding through its ESAF facility. The IMF is obviously willing to give the new government the benefit of the doubt with regard to its reform agenda. Given the scope and depth of this effort it seems likely that the IMF will come through with the needed support this summer. In the end, this is what the market will be looking for and an ESAF agreement could very well be the development that kicks off a market rally.

Accordingly, we remain fully invested in our core big cap holdings -- Fauji Fertilizer, PSO, Hubco, PTC and Engro. When it indeed becomes evident that the reform is a reality in Pakistan, we believe these stocks will be sure to lead the market.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]
Marianne L. Hay
SENIOR PORTFOLIO MANAGER

        [SIGNATURE]
Landon Thomas
PORTFOLIO MANAGER

April 1997

The Pakistan Investment Fund, Inc.
Investment Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
FISCAL YEAR TO DATE          2.44%       --           18.24%       --           21.22%       --
ONE YEAR                   -16.00       -16.00%      -17.54       -17.54%       -7.89        -7.89%
SINCE INCEPTION*           -62.63       -26.06       -59.85       -24.42       -38.49       -13.89

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 YEARS ENDED DECEMBER 31:
                                                                                                  THREE MONTHS
                                                                                                 ENDED MARCH 31,
                                  1993*            1994             1995             1996             1997
Net Asset Value Per Share            $ 14.03          $ 11.42           $ 6.57           $ 4.77           $ 5.64
Market Value Per Share                $15.50            $9.00            $5.25           $ 5.13           $ 5.25
Premium/(Discount)                     10.5%           -21.2%           -20.1%             7.5%            -6.9%
Income Dividends                           -            $0.03           $0.00#                -                -
Capital Gains Distributions                -                -           $0.00#                -                -
Fund Total Return (2)                 -0.50%          -18.36%          -42.43%          -27.40%           18.24%
Index Total Return (3)                   N/A           -8.51%          -31.14%          -19.46%           21.22%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.

 * The Fund commenced operations on December 27, 1993.
 # Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Investment Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            93.7%
Short-Term Investments        6.3%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Automobiles                      2.1%
Banking                          8.3%
Chemicals                       23.1%
Energy Sources                  14.1%
Forest Products & Paper          2.4%
Health & Personal Care           2.5%
Insurance                        1.6%
Telecommunications              11.4%
Textiles & Apparel               7.6%
Utilities - Electrical &
Gas                             18.3%
Other                            8.6%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*

                                               PERCENT OF
                                               NET ASSETS
                                              -------------
       1.  Fauji Fertilizer                         12.5%
       2.  Pakistan State Oil                       11.7
       3.  Pakistan Telecommunications Corp.        11.4
       4.  Hub Power Co.                            10.1
       5.  Engro Chemicals                           6.5

                                               PERCENT OF
                                               NET ASSETS
                                              -------------

       6.  Sui Northern Gas                          4.3%
       7.  Nishat Mills Ltd.                         4.1
       8.  FFC Jordan Fertilizer                     4.0
       9.  Sui Southern Gas                          3.8
      10.  Faysal Bank Ltd.                          3.8
                                              -------------
                                                    72.2%
                                              -------------
                                              -------------

* Excluding short-term investments.

INVESTMENTS (UNAUDITED)
---------

MARCH 31, 1997

                                                                     VALUE
                                                   SHARES            (000)
--------------------------------------------------------------------------
------------------------
COMMON STOCKS (92.4%)
(Unless otherwise noted)
--------------------------------------------------------------------------
------------------------
APPLIANCES & HOUSEHOLD DURABLES (0.0%)
  Pel Appliances                                      110   U.S.$       --@
                                                            --------------
--------------------------------------------------------------------------
------------------------
AUTOMOBILES (2.1%)
  Indus Motors                                      2,500                1
  Pak Suzuki Motor Co., Ltd.                    1,236,000            1,403
                                                            --------------
                                                                     1,404
                                                            --------------
--------------------------------------------------------------------------
------------------------
BANKING (8.3%)
  Askari Bank                                   1,023,638              785
  Faysal Bank Ltd.                              3,483,150            2,490
  Muslim Commercial Bank Ltd.                   2,321,270            2,129
                                                            --------------
                                                                     5,404
                                                            --------------
--------------------------------------------------------------------------
------------------------
BUILDING MATERIALS & COMPONENTS (0.0%)
  Dandot Cement Co. (Rights)                           62               --@
                                                            --------------
--------------------------------------------------------------------------
------------------------
CHEMICALS (23.1%)
  Engro Chemicals                                 927,795            4,283
  Fauji Fertilizer                              4,169,000            8,165
  FFC Jordan Fertilizer                         6,000,000            2,642
                                                            --------------
                                                                    15,090
                                                            --------------
--------------------------------------------------------------------------
------------------------
ENERGY SOURCES (14.1%)
  Pakistan Oilfields Ltd.                         471,462              859
  Pakistan State Oil                            1,094,600            7,647
  Shell Pakistan Ltd.                             131,900              734
                                                            --------------
                                                                     9,240
                                                            --------------
--------------------------------------------------------------------------
------------------------
FINANCIAL SERVICES (1.0%)
  Orix Leasing                                    520,590              649
  Trust Modaraba                                      180               --@
                                                            --------------
                                                                       649
                                                            --------------
--------------------------------------------------------------------------
------------------------
FOREST PRODUCTS & PAPER (2.4%)
  Century Paper & Board                         2,071,465            1,080
  Packages Ltd.                                   405,200              496
                                                            --------------
                                                                     1,576
                                                            --------------
--------------------------------------------------------------------------
------------------------
HEALTH & PERSONAL CARE (2.5%)
  Lever Brothers (Pke)                             88,180            1,650
                                                            --------------
--------------------------------------------------------------------------
------------------------
INDUSTRIAL COMPONENTS (0.0%)
  General Tyres                                    60,900               32
                                                            --------------
--------------------------------------------------------------------------
------------------------
INSURANCE (1.6%)
  Adamjee Insurance Co., Ltd.                     378,532            1,025
                                                            --------------
--------------------------------------------------------------------------
------------------------
TELECOMMUNICATIONS (11.4%)
  Pakistan Telecommunications Corp. 'A'         7,629,000            5,472
  Pakistan Telecommunications Corp. GDS
    (Euro)                                         26,650            1,999
                                                            --------------
                                                                     7,471
                                                            --------------
--------------------------------------------------------------------------
------------------------

                                                                     VALUE
                                                   SHARES            (000)

--------------------------------------------------------------------------
------------------------
TEXTILES & APPAREL (7.6%)
  Artistic Denim (IPO)                          1,250,000   U.S.$      530
  Crescent Textile Mills                        1,262,184              661
  Gadoon Textile                                  670,000              635
  Ibrahim Fibres                                2,000,000              469
  Nishat Mills Ltd.                             4,190,911            2,667
  Saif Textiles                                       100               --@
                                                            --------------
                                                                     4,962
                                                            --------------
--------------------------------------------------------------------------
------------------------
UTILITIES -- ELECTRICAL & GAS (18.3%)
  Hub Power Co.                                 7,091,000            6,617
  Karachi Electric Supply Corp.                   157,500               64
  Nishat Tek Ltd.                                     100               --@
  Nishat Tek Ltd. (Rights)                             17               --@
  Sui Northern Gas                              3,729,192            2,791
  Sui Southern Gas                              3,585,863            2,505
                                                            --------------
                                                                    11,977
                                                            --------------
--------------------------------------------------------------------------
------------------------
TOTAL COMMON STOCKS
    (Cost U.S. $84,026)
                                                                    60,480
                                                            --------------
--------------------------------------------------------------------------
------------------------
                                               FACE
                                              AMOUNT
                                               (000)
--------------------------------------------------------------------------
------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.4%)
  Pakistani Rupee
    (Cost U.S. $1,564)                    PKR       62,679           1,564
                                                            --------------
--------------------------------------------------------------------------
------------------------
SHORT-TERM INVESTMENTS (3.9%)
REPURCHASE AGREEMENT (3.9%)
    Chase Securities, Inc. 6.00%, dated
      3/31/97, due 4/1/97, to be
      repurchased at U.S. $2,512,
      collateralized by United States
      Treasury Notes 11.25% due 2/15/15,
      valued at U.S. $2,564 (Cost U.S.
      $2,512)                             U.S.$       2,512          2,512
                                                            --------------
--------------------------------------------------------------------------
------------------------
TOTAL INVESTMENTS (98.7%)
  (Cost U.S. $88,102)                                               64,556
                                                            --------------
--------------------------------------------------------------------------
------------------------
OTHER ASSETS AND LIABILITIES (1.3%)
  Other Assets                                      3,717
  Liabilities                                      (2,844)             873
                                          ---------------   --------------
--------------------------------------------------------------------------
------------------------
NET ASSETS (100%)
    Applicable to 11,604,792 issued and
      outstanding U.S. $0.01 par value
      shares (100,000,000 shares
      authorized)                                            U.S.$  65,429
                                                            --------------
                                                            --------------
--------------------------------------------------------------------------
------------------------
NET ASSET VALUE PER SHARE
                                                             U.S.$    5.64
                                                            --------------
                                                            --------------
--------------------------------------------------------------------------
------------------------

@ -- Value is less than U.S. $500.

GDS -- Global Depositary Shares
IPO -- Initial Public Offering

                                       6